  INFORMATION FROM REPORTS FURNISHED TO STATE INSURANCE REGULATORY AUTHORITY
                                                                    EXHIBIT 99

                                   SCHEDULE P
                DETAILED INFORMATION ON LOSSES AND LOSS EXPENSES

                                 (IN THOUSANDS)
  (1)
YEARS IN                   PREMIUMS EARNED
 WHICH            ----------------------------------
PREMIUMS
  WERE
EARNED AND
 LOSSES
  WERE  (2)
INCURRED            DIRECT                        (4)
                     AND        (3)               NET
                   ASSUMED     CEDED            (2 - 3)
- ----------      ----------------------------------------

PRIOR                   XX           XX             XX

 1986               17,355        8,580          8,775

 1987               19,201        8,787         10,414

 1988               20,865        9,412         11,453

 1989               31,658       13,998         17,660

 1990               49,043       27,158         21,885

 1991               61,555       33,228         28,327

 1992               77,171       43,120         34,051

 1993               94,541       53,094         41,447

 1994               87,681       53,350         34,331

 1995              102,623       65,057         37,566

TOTALS                 XXX          XXX            XXX



                                 LOSS AND LOSS EXPENSE PAYMENTS
- -------------------------------------------------------------------------------------------

                             ALLOCATED LOSS
    LOSS PAYMENTS            EXPENSE PAYMENT
- ----------------------   ----------------------
       (5)                         (7)                   (9)          (10)       (11)
      DIRECT                      DIRECT             SALVAGE AND  UNALLOCATED    TOTAL
       AND        (6)              AND        (8)    SUBROGATION  LOSS EXPENSE  NET PAID
     ASSUMED     CEDED           ASSUMED     CEDED     RECEIVED     PAYMENTS  (5-6+7-8+10)
- ------------------------------------------------------------------------------------------
      (10)                                                                6          (4)

    6,680         2,533          1,556         566         16           363       5,500

    6,858         2,627          1,494         540         31           361       5,546

    9,086         3,297          1,834         463        145           429       7,589

   14,233         4,870          3,084         837         44           468      12,078

   28,409        16,151          5,237       2,770         70           450      15,175

   37,470        21,216          5,615       2,933         80         1,609      20,545

   53,720        31,980          6,376       3,094        139         1,491      26,513

   60,668        34,390          8,263       4,375        213         1,319      31,485

   53,894        32,428          5,935       3,505        134         2,495      26,391

   39,875        25,565          4,601       2,961         43         2,012      17,962

  310,883       175,057         43,996      22,044        921        10,997     168,775




    The Registrant has no affiliations with unconsolidated subsidiaries or
                     50%-or-less owned equity investees.

  INFORMATION FROM REPORTS FURNISHED TO STATE INSURANCE REGULATORY AUTHORITY
                                                                    EXHIBIT 99

                                   SCHEDULE P
                DETAILED INFORMATION ON LOSSES AND LOSS EXPENSES
                                 (IN THOUSANDS)



  (1)                       LOSSES UNPAID
YEARS IN     ----------------------------------------------
 WHICH
PREMIUMS         CASE BASIS                 BULK + IBNR
  WERE       -------------------       --------------------
EARNED AND    (13)                      (15)
 LOSSES       DIRECT                   DIRECT
  WERE         AND         (14)          AND          (16)
INCURRED     ASSUMED       CEDED       ASSUMED        CEDED
- -----------------------------------------------------------
PRIOR           140           133           -         -

 1986             8

 1987

 1988

 1989            15             7           3            1

 1990             7             4          44           27

 1991           100            56         185          111

 1992           186            89         788          409

 1993           872           419       1,687          953

 1994         3,047         1,721       3,394        2,152

 1995        21,480        13,775      13,605        8,993

TOTALS       25,855        16,204      19,706       12,646




      ALLOCATED LOSS EXPENSES UNPAID
- ----------------------------------------------

    CASE BASIS                BULK + IBNR
- -------------------      ---------------------                      (23)
 (17)                     (19)                       (22)           TOTAL
DIRECT                   DIRECT                  UNALLOCATED     NET LOSSES
 AND         (18)         AND          (20)    LOSS EXPENSES   AND EXPENSES
ASSUMED     CEDED       ASSUMED        CEDED       UNPAID         UNPAID
- ---------------------------------------------------------------------------
  -             -          -                              4          11

                                                                      8





     3          1             2             1             -          13

     2          1             9             6             2          26

    30         18            65            37             9         167

    56         30           250           130            29         651

   324        188           655           370            77       1,685

   881        559           972           631           225       3,456

 2,575      1,718         1,922         1,282           951      14,765

 3,871      2,515         3,875         2,457         1,297      20,782




    The Registrant has no affiliations with unconsolidated subsidiaries or
                      50%-or-less owned equity investees.

  INFORMATION FROM REPORTS FURNISHED TO STATE INSURANCE REGULATORY AUTHORITY

                                                                   EXHIBIT 99

                                   SCHEDULE P
                DETAILED INFORMATION ON LOSSES AND LOSS EXPENSES
                                 (IN THOUSANDS)

  (1)
YEARS IN
 WHICH            TOTAL LOSSES AND             LOSS AND LOSS EXPENSE PERCENTAGE
PREMIUMS          EXPENSES INCURRED               (Incurred/Premiums Earned)
  WERE           ------------------
  AND         (25)                           (28)
 LOSSES       DIRECT                        DIRECT
  WERE         AND       (26)      (27)      AND       (29)             (30)
INCURRED     ASSUMED     CEDED     NET     ASSUMED    CEDED              NET
- -------------------------------------------------------------------------------
PRIOR           XX          XX        XX            XX          XX        XX

 1986          8,607       3,099     5,508         49.6        36.1      62.8

 1987          8,713       3,167     5,546         45.4        36.0      53.3

 1988         11,349       3,760     7,589         54.4        39.9      66.3

 1989         17,808       5,717    12,091         56.3        40.8      68.5

 1990         34,160      18,959    15,201         69.7        69.8      69.5

 1991         45,083      24,371    20,712         73.2        73.3      73.1

 1992         62,896      35,732    27,164         81.5        82.9      79.8

 1993         73,865      40,695    33,170         78.1        76.6      80.0

 1994         70,843      40,996    29,847         80.8        76.8      86.9

 1995         87,201      54,294    32,907         84.8        83.5      87.1

TOTALS          XX          XX        XX             XX         XX        XX



  TIME VALUE                          NET BALANCE SHEET
   OF MONEY                        RESERVES AFTER DISCOUNT
- -------------                     -------------------------
                                (33)
                             INTER-COMPANY                     (35)
             (32)               POOLING        (34)            LOSS
 (31)        LOSS            PARTICIPATION     LOSSES         EXPENSES
 LOSS      EXPENSE            PERCENTAGE       UNPAID          UNPAID
- -----------------------------------------------------------------------
                                                     7               4



                                                     8


                                                    10               3

                                                    20               6

                                                   118              49

                                                   476             175

                                                 1,187             498

                                                 2,568             888

                                                12,317           2,448

                                                16,711           4,071


  INFORMATION FROM REPORTS FURNISHED TO STATE INSURANCE REGULATORY AUTHORITY
                                                                    EXHIBIT 99

                                   SCHEDULE P
               HISTORY OF INCURRED LOSSES AND ALLOCATED EXPENSES
                                 (IN THOUSANDS)

                            INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END                    DEVELOPMENT
                   ------------------------------------------------------------------------------      -------------------
     (1)
YEARS IN WHICH                                                                                                (12)    (13)
 LOSSES WERE      (2)      (3)    (4)     (5)       (6)       (7)     (8)      (9)    (10)    (11)            ONE     TWO
  INCURRED       1986     1987   1988     1989     1990      1991    1992     1993    1994    1995            YEAR    YEAR
- --------------------------------------------------------------------------------------------------------------------------
PRIOR           1,781    1,960  1,842    1,963     1,488     1,491   1,500    1,534   1,562    1,536           (26)      2

 1986           6,350    5,648  5,152    5,206     5,065     5,106   5,123    5,137   5,142    5,145             3       8

 1987                    6,103  5,895    5,573     5,330     5,268   5,212    5,181   5,176    5,185             9       4

 1988                           8,016    7,473     7,040     7,157   7,137    7,149   7,164    7,160            (4)     11

 1989                                   12,521    11,367    11,561  11,377   11,559  11,578   11,623            45      64

 1990                                             17,489    14,833  14,800   14,795  14,777   14,749           (28)    (46)

 1991                                                       19,886  18,580   19,037  19,162   19,094           (68)     57

 1992                                                               25,323   24,973  25,777   25,644          (132)    671

 1993                                                                        32,774  31,877   31,774          (103) (1,000)

 1994                                                                                25,881   27,127         1,246     -

 1995                                                                                         29,764            -      -

TOTALS                                                                                                         942    (229)


     The Registrant has no affiliations with unconsolidated subsidiaries or 50%-or-less owned equity investees.

  INFORMATION FROM REPORTS FURNISHED TO STATE INSURANCE REGULATORY AUTHORITY
                                                                     EXHIBIT 99

                                   SCHEDULE P
            HISTORY OF CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES
                                 (IN THOUSANDS)

                                                                                                               (12)       (13)
                                                                                                            NUMBER OF   NUMBER OF
                                 CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END                   CLAIMS      CLAIMS
                   -------------------------------------------------------------------------------------
     (1)                                                                                                     CLOSED      CLOSED
YEARS IN WHICH                                                                                                WITH        WITH
 LOSSES WERE        (2)      (3)      (4)      (5)     (6)     (7)      (8)     (9)    (10)    (11)           LOSS        LOSS
  INCURRED         1986     1987     1988     1989    1990    1991     1992    1993    1994    1995          PAYMENT     PAYMENT
- ---------------------------------------------------------------------------------------------------------------------------------
PRIOR                          969    1,392    1,775   1,444   1,459    1,491   1,524   1,542   1,530

 1986                1,889   3,819    4,496    4,900   4,998   5,076    5,104   5,130   5,134   5,137

 1987                        2,206    4,375    4,841   4,940   5,101    5,189   5,179   5,176   5,185

 1988                                 3,162    5,685   6,527   6,919    7,055   7,146   7,154   7,160

 1989                                          2,996   8,571  10,469   11,099  11,485  11,550  11,610

 1990                                                  6,555  12,595   13,993  14,489  14,648  14,725

 1991                                                          9,886   16,815  18,355  18,677  18,936

 1992                                                                  12,210  22,953  24,591  25,022

 1993                                                                          16,925  28,351  30,166

 1994                                                                                  13,275  23,896

 1995                                                                                          15,950

            The Registrant has no affiliations with unconsolidated
             subsidiaries or 50%-or-less owned equity investees.

  INFORMATION FROM REPORTS FURNISHED TO STATE INSURANCE REGULATORY AUTHORITY
                                                                    EXHIBIT 99

                                   SCHEDULE P
             HISTORY OF BULK AND INCURRED BUT NOT REPORTED RESERVES
                                 (IN THOUSANDS)



                                       BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END
                   -----------------------------------------------------------------------------------------------------------------
     (1)
YEARS IN WHICH
 LOSSES WERE         (2)        (3)         (4)         (5)        (6)         (7)         (8)         (9)         (10)       (11)
  INCURRED          1986       1987        1988        1989       1990        1991        1992        1993         1994       1995
- -----------------------------------------------------------------------------------------------------------------------------------
PRIOR                679        284         341         549

 1986              1,205        578         265         176         36

 1987                           452         430         458        283         134          16

 1988                                       661         698        243         162          24                        4

 1989                                                 3,749        806         707         164          35           16          3

 1990                                                            3,323       1,047         457         192           82         20

 1991                                                                        3,635         697         403          303        102

 1992                                                                                    3,335       1,055          897        499

 1993                                                                                                4,475        2,165      1,019

 1994                                                                                                             4,281      1,583

 1995                                                                                                                        5,252

            The Registrant has no affiliations with unconsolidated
             subsidiaries or 50%-or-less owned equity investees.